UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite250
Houston, Texas 77042

(Address of principal executive offices)(Zip code)

Edward L. Jaroski
3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

September 30, 2015

Capstone Church Capital Fund

Annual Report

This Page Was Left Blank Intentionally

Dear Shareholder:

This is the Annual Report of the Capstone Church Capital Fund for the year ended September 30, 2015.  The Capstone Church Capital Fund is an investment company focused on investing in church mortgage bonds and church mortgage loans.  The Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

Fixed Income Market Overview

The fixed income market has been waiting a long time for the Fed to increase interest rates.  It looks like we will have to wait a little longer.  The U.S. economy has shown slow improvement in jobs and GDP and inflation has remained very low due in part to the significant decline in commodity prices.  This type of environment is usually one in which the Fed is willing to raise rates.  However, the Fed has decided not to raise rates till sometime in the future, possibly December, 2015.  There remains the fear that this recovery is still fragile and weak commodity prices, indicating falling demand, would support that view. At the last meeting the Fed also raised the concern about certain global markets that have been weak.   However, an increase in rates appears to be priced into the fixed income markets and it’s hard to imagine that a rise in rates of the magnitude that most economists are looking for would derail the U.S. economy. Fixed income assets have an inverse relationship with interest rates. Therefore, as rates trend higher, market values will move lower.

A trend in the U.S. bond markets is one of increased borrowing. Some of this borrowing is based on weak markets like the energy sector but much of it is because companies believe rates will be rising in the near future and they want to lock in the lower rates now.  Much of this is being seen in increased merger activity.  At some point in the future this increased borrowing will result in lower credit rating for the borrowers and in some cases, difficulties in meeting their obligations.  So far this year, downgrades outnumber upgrades.

The biggest concern outside of the U.S. is the turmoil around the world.  Syria is in midst of a civil war that is complicated by the emergence of ISIS.  Russia has been drawn into the conflict.  We have seen acts of terrorism around the world, most recently in Paris.  These events inevitably lead investors to the U.S. bond market because of the safety that it represents.  Interest rate levels are of secondary importance when safety of principal becomes paramount.  Lost in the headlines is slowing growth in China which is having a ripple effect around the world.  Lower commodity prices are certainly reflective of China’s reduced demand.

The demand for U.S. Treasuries should continue with the unrest around the world.  That demand will likely dampen the effect of any rate increase by the Fed.

Performance

The Capstone Church Capital Fund produced a (1.28)% total return for the year ended September 30, 2015.  The Barclays Capital U.S. Government/Credit Index returned 2.73% for the same period.

The returns generated by the Capstone Church Capital Fund continue to reflect the fluctuations in the church mortgage bond market, the church mortgage loan market and the underlying real estate markets where the Capstone Church Capital Fund has investments. In addition, to a lesser degree, the returns reflect movements in the bond market.  The improvement in the U.S. economy has translated into stronger financial underpinnings for some of the churches that are  represented in  the  Capstone Church Capital  Fund.    Not  all  of  the  holdings of  the  fund  have benefited from the improving economy.  In addition, the Capstone Church Capital Fund has agreed with the Trustees of the mortgages and mortgage bonds owned in the fund to restructure some investments so that the churches can more easily meet their obligations.  Some properties have been foreclosed on and sold.  The prices of the bonds in the fund reflect either prices where the bonds have traded or the best estimation of what the fund expects to receive from the borrower which, in certain circumstances, involves using current appraisals of the property.

In addition to foreclosures, where the church properties are sold, the fund has sold bonds from time to time when there is an interested buyer.  The proceeds from these sales are reinvested in safe investments, short term investment grade corporate bonds and U.S. Treasury securities, so the fund can meet its obligations under the annual repurchase offer.  The fund has to be cautious in determining the annual repurchase offer amount since the church bond and mortgage market is still very illiquid.

Outlook

The difficult environment for church bonds is not over but it has improved.  The improving real estate market in the U.S. means higher values for church properties and a better market to sell properties if need be.  The congregations appear to have stabilized.  Some churches have restructured their bond or mortgage obligations making it easier for the churches to make their interest payments.  This improved market has made it easier to sell bonds which the fund has done.  We expect there to be fewer foreclosures going forward.  If interest rates rise as many economists expect them to, prices of church bonds will be negatively affected and real estate markets around the U.S. will probably weaken.

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Edward L. Jaroski President Capstone Church Capital Fund
Claude C. Cody IV Portfolio Manager Capstone Church Capital Fund

CAPSTONE CHURCH CAPITAL FUND

STATE SECTOR DIVERSIFICATION

SEPTEMBER 30, 2015 (Unaudited)

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	California	13.63%
	Connecticut	1.16%
	Florida	14.88%
	Georgia	7.48%
	Illinois	2.25%
	Indiana	4.24%
	Louisiana	2.75%
	Maryland	0.14%
	Massachusetts	2.64%
	Michigan	0.15%
	Nevada	1.13%
	New Jersey	2.20%
	North Carolina	0.15%
	Ohio	1.94%
	Rhode Island	3.07%
	Tennessee	4.59%
	Texas	5.45%
	Virginia	-
	Washington	1.58%
	Washington, DC	0.54%
	Total Bonds and Mortgages	69.97%
Other
	U.S. Treasury Obligations	18.41%
	Open-End Mutual Fund	5.06%
	Short-Term Investments	5.96%
	Other	0.60%
		100.00%

* Percentages indicated are based on total net assets as of September 30, 2015.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS (a)

California
	Sonrise Baptist Church of Clovis (e)	11.39%
359,774	7.50%, 06/01/2020		$ 183,808
389,514	7.50%, 06/01/2020		199,003
	Trinity Southern Baptist Church of Livermore, California
111,000	7.30%, 03/18/2030		97,835
128,000	7.30%, 09/18/2030		110,029
143,000	7.30%, 03/18/2032		114,886
148,000	7.30%, 09/18/2032		116,787
159,000	7.30%, 09/18/2033		123,018
98,000	7.30%, 03/18/2034		75,333
	The United Pentecostal Church of Modesto, Inc. (c) (d)
20,000	7.50%, 11/21/2020		13,373
43,000	7.50%, 05/21/2021		28,781
43,000	7.50%, 11/21/2021		28,670
45,000	7.50%, 05/21/2022		30,020
51,000	7.60%, 11/21/2023		34,082
53,000	7.60%, 05/21/2024		35,433
55,000	7.60%, 11/21/2024		36,550
56,000	7.60%, 05/21/2025		37,225
59,000	7.60%, 11/21/2025		39,231
62,000	7.60%, 05/21/2026		41,231
66,000	7.60%, 05/21/2027		43,910
69,000	7.60%, 11/21/2027		45,919
71,000	7.60%, 05/21/2028		47,258
73,000	7.60%, 11/21/2028		48,595
86,000	7.60%, 11/21/2030		56,782
89,000	7.60%, 05/21/2031		58,763
92,000	7.60%, 11/21/2031		60,743
96,000	7.60%, 05/21/2032		63,385
99,000	7.60%, 11/21/2032		65,365
103,000	7.60%, 05/21/2033		68,006
112,000	7.60%, 05/21/2034		73,948
115,000	7.60%, 11/21/2034		75,930
	Victory Christian Center of the Desert, Inc. (c) (d)
22,730	8.40%, 10/15/2020		21,810
23,488	8.40%, 04/15/2021		22,537
24,245	8.40%, 10/15/2021		23,239
25,761	8.40%, 04/15/2022		24,715
26,518	8.40%, 10/15/2022		25,444

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

27,276	8.40%, 04/15/2023		$ 26,212
28,791	8.40%, 10/15/2023		27,530
30,307	8.40%, 04/15/2024		28,992
31,065	8.40%, 10/15/2024		29,545
32,580	8.40%, 04/15/2025		30,993
34,095	8.40%, 10/15/2025		32,442
35,610	8.40%, 04/15/2026		33,891
36,368	8.40%, 10/15/2026		34,619
38,641	8.40%, 04/15/2027		36,790
40,157	8.40%, 10/15/2027		38,241
41,672	8.40%, 04/15/2028		39,692
43,187	8.40%, 10/15/2028		41,140
45,460	8.40%, 04/15/2029		43,315
46,976	8.40%, 10/15/2029		44,763
49,249	8.40%, 04/15/2030		46,939
51,522	8.40%, 10/15/2030		48,698
53,037	8.40%, 04/15/2031		50,131
56,068	8.40%, 10/15/2031		52,995
57,583	8.40%, 04/15/2032		54,427
60,614	8.40%, 10/15/2032		57,292
62,887	8.40%, 04/15/2033		59,440
65,917	8.40%, 10/15/2033		62,305
68,190	8.40%, 04/15/2034		64,454
52,279	8.40%, 10/15/2034		49,414
	"The Well" Ministry of Rescue (c) (d)
21,000	8.40%, 05/15/2020		10,861
22,000	8.40%, 11/15/2020		11,389
23,000	8.40%, 05/15/2021		11,919
24,000	8.40%, 11/15/2021		12,446
25,000	8.40%, 05/15/2022		12,978
26,000	8.40%, 11/15/2022		13,497
27,000	8.40%, 05/15/2023		14,040
28,000	8.40%, 11/15/2023		14,484
Connecticut		1.16%
	Full Gospel Foundation Building Ministries International
29,000	7.60%, 07/21/2026		27,840
33,000	7.60%, 07/21/2028		31,175
35,000	7.60%, 01/21/2029		32,767
36,000	7.60%, 07/21/2029		33,340
38,000	7.60%, 01/21/2030		34,561
39,000	7.60%, 07/21/2030		34,714
40,000	7.60%, 01/21/2031		34,828

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

42,000	7.60%, 07/21/2031		$ 35,826
43,000	7.60%, 01/21/2032		35,819
45,000	7.60%, 07/21/2032		36,792
Florida		14.88%
	Abyssinia Missionary Baptist Church Ministries, Inc. (c) (d)
257,000	7.50%, 03/15/2027		121,330
166,000	7.50%, 09/15/2027		78,385
212,000	7.50%, 03/15/2028		100,128
120,000	7.50%, 09/15/2028		56,688
187,000	7.50%, 03/15/2029		88,357
145,000	7.50%, 09/15/2029		68,527
290,000	7.50%, 03/15/2030		137,054
332,000	7.50%, 09/15/2030		156,936
91,000	7.50%, 03/15/2031		42,634
	Bethel Baptist Institutional Church, Inc. (e)
251,757	0.00%, 01/01/2022 (f)		25
1,712,156	3.50%, 01/01/2022		763,622
	Celebration Baptist Church of Jacksonville, Florida, Inc. (c) (d)
17,000	8.10%, 06/15/2015		14,593
33,000	8.20%, 12/15/2015		28,287
65,000	8.40%, 12/15/2020		56,199
69,000	8.40%, 06/15/2021		59,719
71,000	8.40%, 12/15/2021		61,500
74,000	8.40%, 06/15/2022		64,158
71,000	8.40%, 12/15/2022		61,606
10,000	8.40%, 06/15/2025		8,595
23,000	8.40%, 12/15/2026		19,782
24,000	8.40%, 06/15/2027		20,644
29,000	8.40%, 12/15/2029		24,969
32,000	8.40%, 12/15/2030		27,325
117,000	8.40%, 12/15/2032		99,906
84,000	8.40%, 12/15/2033		71,727
199,000	8.40%, 06/15/2034		169,926
70,000	8.40%, 12/15/2034		59,773
	LifePoint Community Church of Tampa Bay, Inc.
25,000	8.40%, 04/20/2031		23,183
	Manifestations Worldwide, Inc.
8,000	7.60%, 09/17/2024		7,641
29,000	7.60%, 03/17/2025		27,779
29,000	7.60%, 09/17/2025		27,791
31,000	7.60%, 03/17/2026		29,639
33,000	7.60%, 09/17/2026		31,469

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount		Fair Value

33,000	7.60%, 03/17/2027	$ 31,383
34,000	7.60%, 09/17/2027	32,232
36,000	7.60%, 03/17/2028	34,009
38,000	7.60%, 09/17/2028	35,602
38,000	7.60%, 03/17/2029	35,272
41,000	7.60%, 09/17/2029	37,618
41,000	7.60%, 03/17/2030	36,978
44,000	7.60%, 09/17/2030	38,865
44,000	7.60%, 03/17/2031	38,091
47,000	7.60%, 09/17/2031	39,790
48,000	7.60%, 03/17/2032	39,778
51,000	7.60%, 09/17/2032	41,601
52,000	7.60%, 03/17/2033	42,006
54,000	7.60%, 09/17/2033	43,254
56,000	7.60%, 03/17/2034	44,537
59,000	7.60%, 09/17/2034	46,604
60,000	7.60%, 03/17/2035	46,968
63,000	7.60%, 09/17/2035	48,983
65,000	7.60%, 03/17/2036	50,096
68,000	7.60%, 09/17/2036	52,000
70,000	7.60%, 03/17/2037	53,144
73,000	7.60%, 09/17/2037	55,188
76,000	7.60%, 03/17/2038	57,220
79,000	7.60%, 09/17/2038	59,195
	Iglesia Cristiana La Nueva Jerusalem, Inc. (e)
171,728	6.00%, 11/5/2019	159,690
	Philadelphia Haitian Baptist Church of Orlando, Inc. (c) (d)
26,000	7.70%, 11/28/2012	9,838
33,000	7.70%, 05/28/2013	12,487
34,000	7.70%, 11/28/2013	12,866
35,000	7.80%, 05/28/2014	13,244
63,000	8.40%, 05/28/2021	24,035
64,000	8.40%, 11/28/2021	24,320
68,000	8.40%, 05/28/2022	25,854
32,000	8.40%, 11/28/2023	12,115
30,000	8.40%, 05/28/2024	11,430
33,000	8.40%, 11/28/2024	12,500
86,000	8.40%, 05/28/2025	32,585
91,000	8.40%, 11/28/2025	34,489
93,000	8.40%, 05/28/2026	35,256
98,000	8.40%, 11/28/2026	37,152
42,000	8.40%, 11/28/2031	15,809

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

154,000	8.40%, 05/28/2032		$ 57,966
156,000	8.40%, 11/28/2032		58,718
	Truth For Living Ministries, Inc. (e)
308,054	4.00%, 11/15/2022		82,127
Georgia		5.23%
	Bible Baptist Church of Newnan, Inc. (c) (d)
32,000	7.60%, 03/01/2015		4,570
33,000	7.70%, 09/01/2015		4,689
39,000	7.80%, 03/01/2018		5,674
11,000	7.80%, 09/01/2018		1,595
45,000	7.80%, 09/01/2019		6,502
46,000	7.80%, 03/01/2020		6,610
48,000	7.80%, 09/01/2020		6,902
50,000	7.80%, 03/01/2021		7,195
56,000	7.90%, 09/01/2022		8,081
50,000	7.90%, 03/01/2023		7,225
38,000	7.90%, 03/01/2034		5,400
89,000	7.90%, 09/01/2035		12,771
159,000	7.90%, 03/01/2036		22,594
64,000	7.90%, 09/01/2036		9,184
51,000	8.00%, 09/01/2021		7,380
54,000	8.00%, 03/01/2022		7,787
	Victory Baptist Church of Loganville, Inc
67,000	7.90%, 01/15/2030		62,625
69,000	7.90%, 07/15/2030		63,163
72,000	7.90%, 01/15/2031		64,505
74,000	7.90%, 07/15/2031		64,928
78,000	7.90%, 01/15/2032		67,018
81,000	7.90%, 07/15/2032		68,243
84,000	7.90%, 01/15/2033		69,980
87,000	7.90%, 07/15/2033		71,818
90,000	7.90%, 01/15/2034		73,800
95,000	7.90%, 07/15/2034		77,454
98,000	7.90%, 01/15/2035		79,194
101,000	7.90%, 07/15/2035		81,103
106,000	7.90%, 01/15/2036		84,397
110,000	7.90%, 07/15/2036		87,032
115,000	7.90%, 01/15/2037		90,229
119,000	7.90%, 07/15/2037		93,034
123,000	7.90%, 01/15/2038		95,669
129,000	7.90%, 07/15/2038		99,936

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

Illinois		2.25%
	First Baptist Church of Melrose Park (c) (d)
35,000	7.80%, 06/12/2019		$ 23,996
37,000	7.80%, 12/12/2019		25,234
37,000	7.80%, 06/12/2020		25,260
40,000	7.80%, 12/12/2020		27,336
41,000	7.80%, 06/12/2021		28,044
42,000	7.80%, 12/12/2021		28,619
45,000	7.80%, 06/12/2022		30,681
50,000	7.90%, 12/12/2023		34,145
51,000	7.90%, 06/12/2024		34,843
54,000	7.90%, 12/12/2024		36,677
56,000	7.90%, 06/12/2025		38,041
43,000	7.90%, 06/12/2030		29,266
86,000	7.90%, 12/12/2030		58,033
24,000	7.90%, 12/12/2033		16,195
112,000	7.90%, 06/12/2034		75,577
117,000	7.90%, 12/12/2034		78,952
45,000	8.00%, 12/12/2022		30,861
48,000	8.00%, 06/12/2023		32,947
Indiana		4.24%
	Madison Park Church of God, Inc. (e )
1,821,528	2.50%, 01/01/2033		1,102,935
	Mizpah, Inc. Ebenezer Missionary Baptist Church (c) (d)
24,000	7.90%, 12/22/2031		9,101
26,000	7.90%, 12/22/2032		9,859
27,000	7.90%, 06/22/2033		10,238
29,000	7.90%, 12/22/2033		10,997
29,000	7.90%, 06/22/2034		10,997
31,000	7.90%, 12/22/2034		11,755
32,000	7.90%, 06/22/2035		12,134
33,000	7.90%, 12/22/2035		12,514
34,000	7.90%, 06/22/2036		12,893
36,000	7.90%, 12/22/2036		13,651
38,000	7.90%, 06/22/2037		14,410
Louisiana		2.75%
	Living Way Apostolic Church, Inc.
100,000	7.90%, 04/20/2030		92,580
103,000	7.90%, 10/20/2030		93,122
103,000	7.90%, 04/20/2031		91,340
15,000	7.90%, 10/20/2031		13,001
91,000	7.90%, 04/20/2032		77,514

The accompanying notes are an integral part of these financial statements

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

121,000	7.90%, 10/20/2032		$ 101,337
126,000	7.90%, 04/20/2033		104,618
136,000	7.90%, 04/20/2034		111,262
141,000	7.90%, 10/20/2034		114,280
Maryland		0.14%
	Ark of Safety Christian Church, Inc. (c) (d)
40,000	8.00%, 04/15/2029		39,796
Massachusetts		2.64%
	Harvest Ministries of New England, Inc.
76,000	7.30%, 02/20/2028		70,589
83,000	7.30%, 02/20/2029		75,530
85,000	7.30%, 08/20/2029		76,517
89,000	7.30%, 02/20/2030		78,587
95,000	7.30%, 02/20/2031		80,142
99,000	7.30%, 08/20/2031		81,586
63,000	7.30%, 08/20/2032		49,890
95,000	7.30%, 02/20/2033		74,366
114,000	7.30%, 08/20/2033		88,270
118,000	7.30%, 02/20/2034		90,789
Michigan		0.15%
	Living Bread Ministries, Inc. (c) (d)
10,000	7.50%, 02/15/2016		2,528
21,000	7.50%, 08/15/2016		5,355
22,000	7.50%, 02/15/2017		5,636
22,000	7.50%, 08/15/2017		5,648
24,000	7.50%, 02/15/2018		6,168
24,000	7.50%, 08/15/2018		6,149
26,000	7.50%, 02/15/2019		6,643
26,000	7.50%, 08/15/2019		6,635
North Carolina		0.15%
	Accumulated Resources of Kindred Spirits (c) (d)
53,537	7.75%, 12/01/2009		43,620
Ohio		1.94%
	Worldview Community Church (c) (d)
14,456	7.50%, 06/12/2018		5,099
57,822	7.50%, 12/12/2020		20,262
59,749	7.50%, 06/12/2021		20,957
62,640	7.50%, 12/12/2021		21,884
70,343	7.60%, 06/12/2023		24,760
72,270	7.60%, 12/12/2023		25,307
75,161	7.60%, 06/12/2024		26,332
79,015	7.60%, 12/12/2024		27,519

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

80,942	7.60%, 06/12/2025		$ 28,196
113,705	7.60%, 12/12/2029		39,675
122,377	7.60%, 12/12/2030		42,336
127,195	7.60%, 06/12/2031		44,003
105,032	7.60%, 06/12/2032		36,335
142,613	7.60%, 12/12/2032		49,336
147,431	7.60%, 06/12/2033		51,003
153,212	7.60%, 12/12/2033		53,003
64,534	8.00%, 06/12/2022		22,673
67,423	8.00%, 12/12/2022		23,705
Rhode Island		3.07%
	The Cathedral of Life Christian Assembly (c) (d)
10,000	7.50%, 08/15/2016		7,445
11,000	7.50%, 08/15/2017		8,190
23,000	7.50%, 08/15/2020		17,071
23,000	7.50%, 02/15/2021		17,089
25,000	7.50%, 08/15/2021		18,592
25,000	7.50%, 02/15/2022		18,518
35,000	7.60%, 08/15/2026		25,855
37,000	7.60%, 02/15/2027		27,339
39,000	7.60%, 08/15/2027		28,821
40,000	7.60%, 02/15/2028		29,568
41,000	7.60%, 08/15/2028		30,311
43,000	7.60%, 02/15/2029		31,794
45,000	7.60%, 08/15/2029		33,282
46,000	7.60%, 02/15/2030		34,026
48,000	7.60%, 08/15/2030		35,510
50,000	7.60%, 02/15/2031		36,665
52,000	7.60%, 08/15/2031		38,132
53,000	7.60%, 02/15/2032		38,865
58,000	7.60%, 02/15/2033		42,531
60,000	7.60%, 08/15/2033		43,998
62,000	7.60%, 02/15/2034		45,465
65,000	7.60%, 08/15/2034		47,664
67,000	7.60%, 02/15/2035		49,131
70,000	7.60%, 08/15/2035		51,331
62,000	7.60%, 08/15/2036		45,465
58,000	7.60%, 02/15/2037		42,531
7,000	7.60%, 08/15/2037		5,133
26,000	8.00%, 08/15/2022		19,357
28,000	8.00%, 02/15/2023		20,846

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

Tennessee		4.59%
	Grace Christian Fellowship Church, Inc. (c) (d)
38,000	8.40%, 07/18/2021		$ 28,933
39,000	8.40%, 10/18/2021		29,574
40,000	8.40%, 01/18/2022		30,484
41,000	8.40%, 04/18/2022		31,266
41,000	8.40%, 07/18/2022		31,275
42,000	8.40%, 10/18/2022		32,054
44,000	8.40%, 01/18/2023		33,590
44,000	8.40%, 04/18/2023		33,607
45,000	8.40%, 07/18/2023		34,380
46,000	8.40%, 10/18/2023		34,960
47,000	8.40%, 01/18/2024		35,725
47,000	8.40%, 04/18/2024		35,739
34,000	8.40%, 07/18/2024		25,857
50,000	8.40%, 10/18/2024		37,800
51,000	8.40%, 01/18/2025		38,556
52,000	8.40%, 04/18/2025		39,322
54,000	8.40%, 10/18/2025		40,840
56,000	8.40%, 01/18/2026		42,353
56,000	8.40%, 04/18/2026		42,364
58,000	8.40%, 10/18/2026		43,883
60,000	8.40%, 01/18/2027		45,396
35,000	8.40%, 10/18/2028		26,502
30,000	8.40%, 01/18/2029		22,716
52,000	8.40%, 04/18/2029		39,380
20,000	8.40%, 07/18/2029		15,146
75,000	8.40%, 10/18/2029		56,805
77,000	8.40%, 01/18/2030		58,320
78,000	8.40%, 04/18/2030		59,085
81,000	8.40%, 07/18/2030		61,357
81,000	8.40%, 10/18/2030		60,855
21,000	8.40%, 04/18/2031		15,777
38,000	8.40%, 07/18/2031		28,546
88,000	8.40%, 10/18/2031		66,114
100,000	8.40%, 04/18/2033		75,130
Texas		2.59%
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		202,000
100,000	7.60%, 06/15/2018		101,000
	Iglesia Templo Jerusalen
46,000	7.90%, 12/12/2027		44,482

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

58,000	7.90%, 06/12/2028		$ 55,738
60,000	7.90%, 12/12/2028		57,222
48,000	7.90%, 06/12/2029		45,374
65,000	7.90%, 12/12/2029		60,665
68,000	7.90%, 06/12/2030		62,329
37,000	7.90%, 12/12/2032		30,928
36,000	7.90%, 06/12/2033		29,916
76,000	7.90%, 12/12/2033		62,487
Virginia		0.00%
	New Life Anointed Ministries International, Inc. (c) (d)
171,000	7.80%, 06/21/2020		17
100,000	7.80%, 12/21/2020		10
64,000	7.80%, 06/21/2022		6
124,000	7.80%, 06/21/2023		12
60,000	7.80%, 12/21/2023		6
103,000	7.80%, 06/21/2024		10
115,000	7.80%, 12/21/2024		13
142,000	7.80%, 12/21/2025		14
Washington		1.58%
	Cascade Christian Center of Skagit Valley (e)
588,658	4.50%, 10/20/2020		460,213
Washington, DC		0.54%
	Metropolitan Baptist (c) (d)
77,000	8.20%, 01/12/2015		22,623
80,000	8.30%, 07/12/2015		23,504
98,000	8.40%, 01/12/2018		29,292
45,000	8.40%, 07/12/2018		13,410
100,000	8.40%, 01/12/2027		29,230
130,000	8.40%, 01/12/2033		37,999
27,862,899	27,649,964
Total Church Mortgage Bonds (Cost $27,649,964)		59.29%	17,221,049

CHURCH MORTGAGE LOANS (b)

California		2.24%
	Mount Olive Missionary Baptist Church of Fresno (d)
900,972	3.50%, 05/31/2014		650,412
Georgia		2.25%
	God First Breakthrough Ministries, Inc. (e)
1,074,670	3.00%, 03/01/2020		653,250
Nevada		1.13%
	Iglesia Christiana Verbo De Dios, Inc. (e)
328,066	0.00%, 01/01/2014		328,066

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2015

Shares/Principal Amount			Fair Value

New Jersey		2.20%
	Igreja Batista Do Calvario
731,359	8.75%, 08/01/2038		$ 640,085
Texas		2.86%
	Pleasant Grove Missionary Baptist Foundation (e)
831,839	7.50%, 08/01/2033		831,839

Total Church Mortgage Loans (Cost $3,866,906)		10.68%	3,103,652

U.S. TREASURY OBLIGATIONS

	U.S. Treasury Bills	12.38%
1,850,000	0.000%, 01/07/2016 *		1,850,000
1,750,000	0.239%, 07/21/2016 *		1,746,675
	Total U.S. Treasury Bills (Cost $3,593,490)		3,596,675

	U.S. Treasury Notes	6.03%
1,750,000	0.500%, 11/30/2016 (Cost $1,750,000)		1,751,225

Total U.S. Treasury Obligations (Cost $5,343,490)		18.41%	5,347,900

OPEN-END MUTUAL FUND		5.06%

137,868	Vanguard Short-Term Investment Grade Fund 1 (Cost $1,500,000)		1,468,290

SHORT TERM INVESTMENTS		5.96%

Money Market Funds
1,731,362	Federated Prime Cash Obligations Fund - 0.10%* [1] (Cost $1,731,362)		1,731,362

Total Investments - (Cost $40,091,722)		99.40%	28,872,253

ASSETS IN EXCESS OF LIABILITIES		0.60%	174,889

Net Assets		100.00%	$29,047,142

(a)  The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty. The Issuer does not have the right to extend the terms of the offering.  The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.

(b)  The Mortgagee has the right to prepay the Loans at any time.  The Loans are generally considered to be illiquid due to the limited, if any, secondary market.  The Fund participates in the principal and interest payments from the Mortgagee with the California Baptist Foundation's Church Loan Fund.  See Note 3.

(c)  Represents non-income producing security.

(d)  Security is in default or is delinquent on interest or principal payments.  As a result, further action towards the issuer is being taken by the trustee on behalf of bondholders, in the form of a demand letter, foreclosure, forbearance, liquidation of the underlying collateral or bankruptcy of the issuer.

(e)  The trustee of the issuer has completed restructuring of the bond and/or mortgage.  The restructured terms reduced the interest rate and/or shortened the maturity period.

(f)   Issuer of security, as a part of the restructure of the bond, will receive an annual credit of ten percent (10%) of the principal for each year the Issuer fulfills its obligations under the restructuring agreement with the trustee.  The zero coupon bonds are priced to reflect the portion of principal the Fund believes it will receive.

* - Variable rate or zero coupon securities; the coupon rate shown represents the yield as of September 30, 2015.

1  -  Mutual funds are priced at their NAV as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

Assets:
Investments in Securities, at Fair Value (Cost $40,091,722)	$ 28,872,253
Cash	37,264
Interest and Dividends Receivable	181,337
Total Assets	29,090,854

Liabilities:
Accrued Service Fees (Note 4)	12,140
Accrued Management Fees (Note 4)	9,284
Accrued Insurance Expense	4,949
Accrued Transfer Agent Fees	3,928
Accrued Compliance Fees (Note 4)	3,802
Accrued Administrative Fees (Note 4)	1,857
Other Accrued Expenses	7,752
Total Liabilities	43,712
Net Assets	$ 29,047,142

Net Assets Consist of:
Paid In Capital	$ 43,967,027
Distributions in Excess of Accumulated Undistributed Net Investment Income	(382,877)
Accumulated Realized Loss on Investments	(3,317,539)
Unrealized Depreciation in Fair Value of Investments	(11,219,469)
Net Assets, for 1,719,765 Shares Outstanding (6,200,000 Shares Authorized)	$ 29,047,142

Net Asset Value per share ($29,047,142/1,719,765 shares)	$ 16.89

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF OPERATIONS

For the year ended SEPTEMBER 30, 2015

Investment Income:
Interest	$ 1,304,839
Insurance Claim Proceeds (Note 9)	106,889
Dividends	28,939
Total Investment Income	1,440,667

Expenses:
Advisory Fees (Note 4)	118,098
Audit Fees	83,000
Service Fees (Note 4)	78,723
Transfer Agent and Accounting Fees (Note 4)	46,871
Compliance Fees (Note 4)	32,356
Miscellaneous Fees	31,549
Insurance Expense	23,999
Administrative Fees (Note 4)	23,620
Registration Fees	17,106
Printing and Mailing Fees	14,234
Custody Fees	8,524
Trustees' Retainer and Meeting Expenses	7,360
Legal Fees	7,134
Total Expenses	492,574
Voluntary Expense Waiver from the Distributor (Note 4)	(31,484)
Net Expenses	461,090

Net Investment Income	979,577

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(1,270,389)
Net Change in Unrealized Depreciation on Investments	(66,783)
Realized and Unrealized Gain/(Loss) on Investments	(1,337,172)

Net Decrease in Net Assets Resulting from Operations	$ (357,595)

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended
	September 30,
	2015	2014

Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 979,577	$1,578,192
Net Realized Loss on Investments	(1,270,389)	(345,404)
Change in Unrealized Appreciation/(Depreciation) on Investments	(66,783)	586,792
Net Increase/(Decrease) in Net Assets Resulting from Operations	(357,595)	1,819,580

Distributions to Shareholders:
Net Investment Income	(996,404)	(1,591,069)
Total Dividends and Distributions Paid to Shareholders	(996,404)	(1,591,069)

Capital Share Transactions:
Proceeds from Sale of Shares	-	-
Shares Issued on Reinvestment of Dividends	220,621	399,909
Cost of Shares Repurchased	(1,562,592)	(1,692,107)
Net Decrease from Shareholder Activity	(1,341,971)	(1,292,198)

Net Assets:
Net Decrease in Net Assets	(2,695,970)	(1,063,687)
Beginning of Year	31,743,112	32,806,799
End of Year (Including Distributions in Excess of Accumulated
Undistributed Net Investment Loss of ($382,877) and ($537,567), respectively)	$29,047,142	$31,743,112

Share Transactions:
Shares Sold	-	-
Shares Issued on Reinvestment of Dividends	12,603	22,454
Shares Repurchased	(90,428)	(94,426)
Net Decrease in Shares	(77,825)	(71,972)
Outstanding at Beginning of Year	1,797,590	1,869,562
Outstanding at End of Year	1,719,765	1,797,590

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF CASH FLOWS

       For the year ended SEPTEMBER 30, 2015

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (357,595)
Adjustments to reconcile net decrease in net assets from
operations to net cash provided by operating activities:
Proceeds from disposition of long-term investment securities	10,873,539
Restructures and purchases of long-term investment securities	(7,478,800)
Purchase of short-term investments, net	(1,982,550)
Decrease in interest and dividends receivable	72,767
Decrease in accrued expenses	(88,894)
Increase in unrealized depreciation on investments	66,783
Realized loss from investments	1,270,389
Net cash provided by operating activities	$ 2,375,639

Cash flows provided by/(used for) financing activities:
Distributions paid in cash	$ (775,783)
Payments for shares repurchased	(1,562,592)

Net cash provided by (used for) financing activities	(2,338,375)

Net increase/(decrease) in cash	$ 37,264

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$ 37,264

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends of $220,621.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Year ended September 30,
	2015	2014	2013	2012	2011

Net Asset Value, at Beginning of Year (a)	$ 17.66	$17.55	$ 16.81	$ 20.94	$ 22.02

Income From Investment Operations:
Net Investment Income (b)	0.54	0.84	0.17	0.45	0.86
Net Gain/(Loss) on Securities (Realized and Unrealized)	(0.75)	0.12	0.86	(4.12)	(1.00)
Total from Investment Operations	(0.21)	0.96	1.03	(3.67)	(0.14)

Distributions:
Net Investment Income	(0.56)	(0.85)	(0.29)	(0.46)	(0.94)
Return of capital	-	-	-	-	-
Total from Distributions	(0.56)	(0.85)	(0.29)	(0.46)	(0.94)

Net Asset Value, at End of Year(a)	$ 16.89	$17.66	$ 17.55	$ 16.81	$ 20.94

Market Value (c)	$ -	$ -	$ -	$ -	$ -

Total Return (d)	(1.28)%	5.60%	6.15%	(17.85)%	(0.68)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 29,047	$31,743	$32,807	$ 32,928	$ 45,214
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.56%	2.23%	5.41%	2.10%	1.92%
Ratio of Net Investment Income to Average Net Assets	3.01%	4.64%	0.86%	2.22%	3.88%
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.46%	2.13%	5.31%	2.00%	1.82%
Ratio of Net Investment Income to Average Net Assets	3.11%	4.74%	0.96%	2.32%	3.98%
Portfolio Turnover	28.78%(e)	3.60%	11.91%	0.00%	0.00%
Average Short-term Borrowing Outstanding	$ 0	$ 0	$210,411	$752,877	$1,163,836
Weighted Average Fund Shares Outstanding (Thousands)	1,800	1,875	1,960	2,056	2,144
Average Short-term Borrowing Outstanding Per Share	N/A	N/A	$ 0.11	$ 0.37	$ 0.54
Asset Coverage	N/A	N/A	N/A	2844%	3868%

(a) Price does not include sales charge.

(b) Amount calculated based on average shares outstanding throughout the year.

(c) There is no established secondary market for the Fund's shares.

(d) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.  Pursuant to a waiver by the Fund's distributor, from December 7, 2006 through January 28, 2009, no sales charge is applicable to sales of Fund shares.  A maximum sales charge of up to 1.50%, unless waived or reduced, was applicable to sales of Fund shares beginning January 29, 2009.  Effective August 1, 2010, the maximum sales charge of up to 3.25%, unless waived or reduced, was applicable to sales of Fund shares.

(e) Portfolio turnover figure includes the restructures of long-term investment securities.

N/A  Not applicable

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is managing its assets invested primarily in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

Effective January 24, 2013, the Fund was closed to new share sales.  Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy in effect, on November 29, 2010, the Fund received shareholder approval to make an offer to repurchase annually, in September, at net asset value, a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase is set annually by the Board of Trustees and will be no less than 5% and no more than 25% of the Fund’s outstanding shares.  As of September 30, 2011, the deadline for submitting repurchase requests is 4:00PM Eastern Time on the last business day of August of each year.  The Fund’s net asset value for the repurchase offer is computed no more than 14 days after the repurchase deadline.  See Note 5.

(2)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of current income.  Its investments are primarily in church mortgage bonds and church mortgage loans.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church bonds and mortgages on the basis of readily available market quotations, if available. Lacking such quotations, the Fund values such bonds and mortgages using a pricing service when such prices are believed to reflect fair value. Church bonds and mortgages with no readily available market quotations or pricing service valuations are fair valued using policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  Capstone Asset Management Company’s (“CAMCO” or “Adviser”) fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

For performing Level 3 bonds and mortgages for which there is an available valuation published by an independent pricing service, the inputs are developed using various valuation methodologies such as matrix pricing, broker quotations and market transactions.  Inputs may include price information, specific and broad credit data, corporate yield curves, yields of new issue church bonds, information related to principal and interest payments, as well as other factors.  Certain inputs used by the pricing service are not observable and may be considered proprietary.

When a price from an independent pricing service is unavailable, the Adviser’s internal Valuation Committee will use the Market or Income Approach, whichever is appropriate.

Fair value may be determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  The Adviser constructs and maintains a benchmark yield curve based on new issue church bonds and mortgages meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including an underwriter of church bonds and mortgages.  The Market Approach is sensitive to changes in the yield of new church bond and mortgage issues and the discount rate applied to the matrix.  A reduced yield causes the price to increase.  An increased discount rate causes the price to decrease.

When the bond or mortgage issue becomes delinquent on sinking fund or mortgage payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser, under these circumstances, may determine an adjustment to the matrix price.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments and/or balloon payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures have specific provisions for treatment of defaulted bonds and mortgages.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:

-

any current independent appraisal values of the property securing the bonds and mortgages

-

any current listing price or related data

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property

-

risk adjusted discount rate

-

estimated time to sell in years

-

probability of foreclosure

The Income Approach is sensitive to changes in property value, costs associated with the disposition of property, discount rates, estimated time to sell and the probability of foreclosure.  An increase in a property value causes the fair value to increase, conversely a decrease in an appraisal value causes fair value to decrease.  Such movements in the property value would be deemed to have the most significant impact on fair value under the Income Approach.  An increase in costs associated with disposition of property, discount rates, estimated time to sell and the probability of foreclosure cause the fair value to decrease.  An increase in time to sell causes an increase in the discount rate and the costs associated with the disposition of the property.  A decrease to the aforementioned types of changes cause the fair value to increase.

The Adviser may also incorporate a probability analysis into its valuation approach for certain defaulted bonds and mortgages, whereby the value of the bond or mortgage is derived from a weighted assessment by the Adviser of the potential options for the resolution of the issuer's debt (restructuring, foreclosure, payoff at par, etc.), and the Adviser's consideration of the likelihood of each outcome.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Additionally, the Fund’s investments in church mortgage loans represent participations in the principal and interest payments from the Mortgagee with the California Baptist Foundation’s Church Loan Fund (“Loan Fund”).The trustee of the investments held by the Loan Fund (including the participations in church mortgage loans with the Fund) is actively seeking to liquidate and/or restructure all of the Loan Fund’s investments.  In determining the fair value of the church mortgage loans, the Adviser also considers the potential results of the trustee’s actions, including restructuring, refinance, and acceleration of payments or other liquidation of property collateralizing the church mortgage loans.  For mortgages that have been restructured, the Adviser is currently valuing such mortgages under the Income Approach until additional information is available as to the church's ability to perform under the revised terms.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.  As a result, it is reasonably possible that management’s estimate of fair value may have significant changes in the near term.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees. The Level 1 investments in open-end mutual funds and money market funds are generally priced at the respective open-end mutual fund's or money market fund's ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1- Quoted prices in active markets for identical assets or liabilities and NAVs for open-end mutual funds and money market funds.

Level 2- Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

Level 3- Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Pursuant to these valuation policies, U.S. Treasury debt securities may be categorized as Level 1, and church mortgage bonds and church mortgage loans are generally categorized as Level 3. For Level 3 securities the Fund uses a pricing service (a) only for those securities that are performing; (b) only when such pricing service prices are believed to reflect fair value of the securities.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2015:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2015
Church Mortgage Bonds	$ -	$ -	$ 17,221,049	$ 17,221,049
Church Mortgage Loans	-	-	3,103,652	3,103,652
Open-End Mutual Fund	1,468,290	-	-	1,468,290
U.S. Government Obligations	5,347,900	-	-	5,347,900
Short Term Investments	1,731,362	-	-	1,731,362
	$ 8,547,552	$ -	$ 20,324,701	$ 28,872,253

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the year ended September 30, 2015.

See the Schedule of Investments for state classification of church mortgage bonds and loans.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 10/1/2014	$ 22,995,414	$ 3,806,907	$ 26,802,321
Accrued Accretion/(Amortization)	-	-	-
Unrealized Appreciation/(Depreciation)	100,343	(163,264)	(62,921)
Realized Gain/(Loss)	(1,076,054)	(197,506)	(1,273,560)
Gross Sales and Paydowns	(10,505,543)	(367,705)	(10,873,248)
Gross Restructures	5,706,889	25,220	5,732,109
Transfers In/(Out) of Level 3	-	-	-
Balance as of 9/30/2015	$ 17,221,049	$3,103,652	$ 20,324,701

The total change in unrealized appreciation/(depreciation) for the year ended September 30, 2015 included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2015, includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$(1,372,051)
Church Mortgage Loans	(447,138)
Total	$(1,819,189)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser's internal Valuation Committee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at September 30, 2015:

	Fair Value at September 30, 2015	Valuation Techniques	Significant Unobservable Input(s)	Range

Type of Assets

Church Mortgage Bonds and Loans	$ 13,349,348	Income Approach	Disposition costs	12% - 21%
			Discount rate	3.2% - 4.4%
			Time to sell	0 - 3 years

Church Mortgage Bonds and Loans	$1,403,298	Market Approach	New issue bond yield	5.6% - 7.6%
			Discount	50 basis points
$ 14,752,646

Church Mortgage Bonds	$ 5,572,055	Vendor Pricing
Total	$ 20,324,701

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations are placed in a non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. Debt obligations that have been restructured or have been previously placed on a non-accrual status will reinstate interest accruals, once the Fund has received two consecutive payments on time and have no indication from the trustee that the restructured debt obligor is delinquent. The treatment of such accruals and receivables may be different for federal income tax purposes.

Purchases (including restructures) and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $7,478,800 and $10,873,539, respectively, for the year ended September 30, 2015.

Dividends and Distributions

Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  These book and tax accounting differences primarily relate to the tax recognition of interest income which is different from book interest income.  This differential between book and tax results in a required increase in distributions from net investment income.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and accordingly will generally not be subject to federal and state income taxes or federal excise taxes to the extent that the Fund intends to make sufficient distributions of net investment income and net realized capital gains.  For the year ended September 30, 2015, the Fund qualified under these provisions and accordingly, no provision for federal income tax has been made.

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2015, the Fund did not incur any

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2011 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

(4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), serves as investment adviser to the Fund under an advisory agreement.  CAMCO provides investment advisory and administrative services to other investment companies, pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee.  Under the Advisory Agreement, the investment advisory fees are calculated daily at the annual rate of 0.375% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.325% on the next $500 million, and to 0.250% on average daily net assets in excess of $1 billion.  For the year ended September 30, 2015, the Fund incurred advisory fees of $118,098.

CFS Consulting Services, LLC (“CCS”), an affiliate of CAMCO and a wholly owned subsidiary of CFS, serves as administrator for the Fund under an agreement that took effect January 12, 2012.  For its services as administrator, CCS receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2015, the Fund incurred total administrative fees of $23,620.

CCS, pursuant to a Compliance Services Agreement, provided certain compliance services for the Fund and the Board, including the services of the Chief Compliance Officer (“CCO”) for the Fund. Effective April 1, 2014, the Board approved an amendment to the Compliance Services Agreement to add breakpoints to the rate for these compliance services.  The Board also approved moving CCO services into a separate agreement, with no change in CCO fees. Under the amended Compliance Services Agreement, the Fund pays CCS a monthly fee at the annual rate of 0.025% of the first $500 million of the Fund’s average daily net assets for compliance services. The rate declines to 0.020% of the next $500 million, and to 0.015% of average daily net assets over $1 billion.  As before, under the separate CCO agreement effective April 1, 2014, CCO compensation is paid monthly at an annual rate of $21,000.  For the year ended September 30, 2015, the Fund incurred compliance service and CCO fees of $32,356.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Capstone Asset Planning Company (“CAPCO” or “ Distributor”), an affiliate of CAMCO and a wholly-owned subsidiary of CFS, acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund ("Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the year ended September 30, 2015, the Distributor did not receive sales charges.  As noted earlier, the Fund is currently closed to new share sales.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through January 24, 2013, a maximum sales charge of 3.25% was applicable to the sale of Fund shares.  Sales charges were waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invested at least $50,000 in the Fund.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the year ended September 30, 2015, fees accrued under the Plan were $78,723.

Certain officers and one Trustee of the Fund are also officers of CFS, CAMCO, CAPCO and CCS.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $46,000 on average net assets up to $50 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the year ended September 30, 2015, the Fund incurred transfer agent and accounting fees and expenses of $46,871.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares on August 31, 2015.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount. During the year ended September 30, 2015, the Fund repurchased shares as follows:

Repurchase request deadline

  8/31/2015

Repurchase pricing date                                                                                  9/8/2015

Shares repurchased

90,427.763

Percentage of Fund shares outstanding

       5.00%

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline (or on the next business day if the fourteenth day is not a business day).  Applicable regulations provide that a repurchase offer may be suspended only under limited specified circumstances.

(6)

FEDERAL INCOME TAXES

As of September 30, 2015, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$ 40,503,491
Gross unrealized appreciation	$ 7,410
Gross unrealized depreciation	(11,638,648)
Net unrealized depreciation	(11,631,238)
Undistributed ordinary income	35,559
Accumulated other	(1,570,661)
Undistributed realized long term capital gain/(loss)	(1,753,545)
Total distributable earnings	$(14,919,885)

As of September 30, 2015, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations. The difference between the cost of investments on a book basis and tax basis is due primarily to the differing treatment for the recognition of interest income, and post-October loss deferral of $1,563,994.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

As of September 30, 2015, the Fund had a capital loss carryforward totaling $1,753,545.  Of that amount $1,899 expires on September 30, 2016, and $1,240 expires on September 30, 2019, and both are treated as short-term capital losses.  The remaining $1,750,406 has no expiration and is treated as long-term capital losses.

The tax character of distributions paid for year ended September 30, 2015 was as follows:

Ordinary income	$ 996,404

The tax character of distributions paid for year ended September 30, 2014 was as follows:

Ordinary income	$ 1,591,069

(7)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities.  The economic downturn and adverse developments affecting real estate in recent years have had such negative effects on the Fund.  Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale. See Note 9.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates. The economic downturn and adverse developments affecting real estate in recent years have had such negative effects on the Fund

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless otherwise requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk. The Fund’s investments in church mortgage bonds and church mortgage loans and other securities may have speculative characteristics and changes in economic conditions or other circumstances may lead, and in recent years have led, to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Interest Rate and Maturity Risk. When interest rates fall, the values of already issued fixed income securities generally increase.  When interest rates rise, the values of already issued fixed income securities generally decline. The Fund has stopped purchasing church bonds and mortgages in the Fund at this time. Therefore the stated maturity of the performing securities continues to decline over time.  It is impossible to speculate when any non-performing securities may mature or have a partial prepayment. When securities have a prepayment, are refinanced or mature, the Fund reinvests the money in liquid, public corporate bonds, and funds that invest in such bonds and money market instruments which typically earn lower rates of interest than church bonds or mortgages. Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

Cash Investment Risk. Under normal market conditions, the Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in high-quality short-term debt securities, including money market funds, and open-end bond investment companies, and may invest up to 100% of its assets in such instruments for temporary defensive purposes. Under applicable regulatory requirements, the Fund also, for specified periods, is required to maintain liquid assets sufficient to satisfy its repurchase offers. (See Note (5) “Repurchase Offers,” above.) Such liquid investments are likely to include such short-term debt securities. These instruments are normally lower yielding than the Fund's Church Securities investments and may reduce the Fund's yield and overall portfolio maturity.  Additionally, if the Fund’s cash flow from Share sales and payments on Fund portfolio securities is insufficient to replenish its cash reserves to the extent required by applicable regulations to satisfy its repurchase obligations, it will be forced to borrow funds or seek regulatory or other solutions that may increase Fund expenses.  See also, "Investment in Other Investment Companies".

Real Estate Risk. Because the Fund’s Church Securities are backed by real estate, these investments are vulnerable to factors that affect the particular real estate and the local and national real estate markets.  These factors include changes in local or national economic or employment conditions, which factors have negatively affected the value of the Fund’s Church Securities since 2009.  Other factors affecting the value of real estate investments include, but are not limited to, changes in interest rates or in zoning or tax laws, overbuilding, environmental problems, maintenance problems, operating costs and

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

population changes.  Such factors affect not only the value of the collateral backing the Borrowers’ obligations, but also the ability of Borrowers to raise cash to meet these obligations by selling real estate.  Property tax liens would also affect the availability of cash to pay other creditors in the event of a sale of the real estate, through foreclosure or otherwise.  Furthermore, in the case of Church Securities, the property backing the securities may have limited suitability for other purpose.

Prepayment Risk. The maximum maturity of the performing securities in the Church Capital Fund is 24 years. It is impossible to speculate when any nonperforming securities may mature or have a partial prepayment.   In the event of prepayment, which can come from refinancing, a call or early payment of principal, in a lower or falling interest rate environment, the Fund would be required to reinvest the prepayment proceed in lower-yielding obligations.

Valuation Risk. Because of the inherent uncertainty of valuations of Church Securities determined by utilizing the Fund’s procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material.

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, an annual repurchase offer, or is not successful in having those Shares repurchased in an annual repurchase offer, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Investment in Other Investment Companies. The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to the Adviser will not be proportionally reduced.

(8)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(9)      OTHER MATTERS

The Securities and Exchange Commission's Enforcement Division (“SEC”) sent a letter to the Fund dated January 27, 2014, which explained that they had concluded their

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

investigation and that they did not intend to recommend an enforcement action by the SEC. The January 27, 2014, letter also stated that according to SEC guidelines, the letter must not be construed to indicate that either CAMCO, CAPCO, or any of their employees, current or present, had been exonerated or that no actions may ultimately result from the SEC’s investigation.

The Fund and CAMCO received insurance reimbursements for the recovery of a portion of the expenses in connection with this investigation and the Financial Industry Regulatory Authority (“FINRA”) investigation, discussed in the September 30, 2013 Annual Report. These proceeds, as well as the expenses incurred in connection with this investigation, were allocated to CAMCO and the Fund based on an apportionment methodology determined by management and approved by the Board of Trustees. Insurance reimbursements amounting to $694,017, were reflected in investment income in the Statement of Operations for the year ended September 30, 2014.Subsequent to September 30, 2014, additional reimbursements of $100,213 and $6,676 were received and recorded on November 18, 2014 and March 11, 2015, respectively. These reimbursements are reflected in investment income in the Statement of Operations for the year ended September 30, 2015.

As disclosed in the preceding footnotes, the Fund has certain obligations in the upcoming year, including the repurchase of shares from Fund shareholders in accordance with the Fund’s annual repurchase offer, requiring specific timely payments.  These obligations, along with the cash flow required to continue operation of the Fund, require the Fund to be able to timely liquidate certain holdings, or enter into borrowings, in order to meet these obligations. Management of the Fund believes that at this time the Fund has sufficient liquidity, without borrowing, to satisfy its obligations for at least the next 24 months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees of

Capstone Church Capital Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capstone Church Capital Fund (the “Fund”) as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Church Capital Fund as of September 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include investments valued at $14,752,646 (51% of net assets) as of September 30, 2015, whose fair values have been estimated by management in accordance with policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 25, 2015

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2015 (Unaudited)

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS

SEPTEMBER 30, 2015 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Trustee

Edward L. Jaroski * 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 68	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and CFS Consulting Services, LLC; Director of Capstone Financial Services, Inc. (1987 – May 1, 2015); President/CEO of Capstone Financial Services, Inc. (1987 – May 1, 2015); President/CEO and Director of Capstone Financial Solutions, LLC (November 2008 – 2012); President, CEO and Director of Roger H. Jenswold & Company, Inc. (March 2010 –2012).	6	Director & Committee Member Theater Under the Stars; and Director of other Capstone Funds.
Independent Trustees

John R. Parker c/o 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 69	Trustee	From 2004	Self-employed Investor Consultant	6	Trustee, Dr. Francis S. Parker & Mary L. Parker Foundation; and Director of other Capstone Funds.
James F. Leary c/o 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 85	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Homeowners of America Insurance Company since 2006; and Director of other Capstone Funds.
Leonard B. Melley, Jr. ** c/o 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 55	Trustee	From 2004	CEO/President of Ballybunion Ent., Inc.; CEO/President of Freedom Stores, Inc.; COO/Vice President of Freedom Acceptance, Co.; COO/Vice President of MCS, Inc.	6	Board Member, Ballybunion Ent. Inc.; Board Member, MCS, Inc.; Board of Governors Member, Forest Creek Golf Club; and Director of other Capstone Funds.

*Mr. Jaroski is an "interested person" of the Capstone Church Capital Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**Mr. Melley is married to the sister of Mr. Jaroski's wife.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS (Continued)

SEPTEMBER 30, 2015 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Independent Trustees

John M. Briggs, CPA c/o 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 64	Trustee	From 2005	CPA, former Treasurer of Susan G. Komen Breast Cancer Foundation (2005 – 2011).	6	Lead Director-Healthcare Services Group, Inc. since 1992; PA School for the Deaf Audit Committee since 2011; and Director of other Capstone Funds.
Executive Officers

Mel Cody 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 60	Sr. Vice President	From 2012

Sr. Vice President  of Capstone Asset Management Company (2009- present);    Co-Chairman, CFO & Portfolio Manager/Analyst  of Roger H. Jenswold & Company, Inc. (2005 – 2012).  Officer of other Capstone Funds.

				N/A	None
John R Wolf 3700 W. Sam Houston Pkwy S., Suite #250 Houston , TX 77042 Age:53	Sr. Vice President	From 2004	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company and Sr. Vice President of CFS Consulting Services, LLC.	N/A	None
Claude C. Cody, IV 3700 W. Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 63	Sr. Vice President	From 2010	Sr. Vice President of Capstone Asset Management Company (2009 – present); Co-Chairman & Portfolio Manager/Analyst of Roger H Jenswold & Company, Inc. (2005- 2012). Officer of other Capstone Funds.	N/A	None
Victoria Fernandez 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 42	Sr. Vice President	From 2014	Sr. Vice President of Capstone Asset Management Company (2009-present); Associate, Fayez, Sarofim & Co. (1994-2012)	N/A	None
Scott Wynant 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 61	Executive Vice President	From 2008

Executive Vice President of Capstone Asset Management Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc. (2009 – present); Sr. Vice President of Capstone Financial Solutions, LLC (November 2008-Decemeber 2012); Sr. Vice President of Roger H. Jenswold & Company, Inc. (March 2010- 2012). Officer of other Capstone Funds

				N/A	None

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS (Continued)

SEPTEMBER 30, 2015 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Executive Officers

Richard A. Nunn 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 69	Sr. Vice President and Chief Compliance Officer	From 2004

Sr. Vice President, Chief Compliance Officer of Capstone Asset Management Company (May 2004 – July 2013); Sr. Vice President of  Capstone Financial Services, Inc. (May 2004 – July 2013); Sr. Vice President, Chief Compliance Officer and Secretary of Capstone Financial Solutions, LLC (October 2008 –2012); Sr. Vice President and Secretary of CFS Consulting Services, LLC (October 2008 – July 2013); Sr. Vice President, Chief Compliance Officer and Secretary of Roger H. Jenswold & Company, Inc. (March 2010 –  2012); Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, (September 2000 – Present).

				N/A	None
Kimberly Wallis McLaney 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 48	Asst. Vice President/ Compliance/ Asst. Secretary	From 2004

Asst. Vice President Compliance, Asst. Secretary  of Capstone Asset Management Company (September 2005 to July 2013); Capstone Financial Services, Inc. Asst Secretary (October 2008 – July 2013); Vice President Compliance, and Chief Compliance Officer of Capstone Asset Planning Company (September 2006 – present); Asst. Vice President and Asst. Secretary of Capstone Financial Solutions, LLC (October 2008 –2012); Asst. Secretary of CFS Consulting Services, LLC (October 2008 – July 2013); Asst. Vice President and Asst. Secretary of Roger H. Jenswold & Company, Inc. (March 2010 –  2012); Officer of other Capstone Funds.

				N/A	None

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Visit us online at
www.capstonechurchcapitalfund.com

Capstone Church Capital Fund

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

- visiting the SEC's public reference room. (Call 1-202-942-8090 for information or email publicinfo@sec.gov).
- sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
- visiting the SEC's website — http://www.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-21662.

For more complete information about the Capstone Church Capital Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Capstone Asset Planning Company
3700 W. Sam Houston Parkway S., Suite 250
Houston, Texas 77042
1-800-262-6631
info@capstonechurchcapitalfund.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is included as an exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

 2015

2014

(a) Audit Fees

$80,000

$80,000

(b) Audit-Related Fees

$0

$0

(c) Tax Fees

$3,000

$6,400

(d) All Other Fees

$0

$0

(e) (1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Fund and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee.  In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e) (2) For the fiscal years ended September 30, 2015 and 2014, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)  Not applicable.

(g)  For the fiscal years ended September 30, 2015 and 2014, Cohen Fund Audit Services, Ltd. billed $83,000 and $86,400, respectively.

(h)  Not applicable.

Item 5. Audit Committee of Listed Registrants.    Not applicable.

Item 6.  Investments.

(a) The Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing (registrant is a bond fund).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(1)  The Fund’s portfolio manager is Claude C. Cody. Mr. Cody is a Senior Vice President of Capstone Asset Management Company, where he has provided investment management and administrative services for 5 years.

(2)  The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager is indicated in the following table.  The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)
Claude C. Cody	2	$180.7	4	$75.0	$255.70

(3)  None of the accounts managed by this portfolio manager has a performance fee-based investment advisory fee. Portfolio managers are compensated based on both assets under management and performance.  Managers are provided with a bonus depending on portfolio performance versus a benchmark and relative performance versus a universe of similar managers. 100% of bonuses are based on a one year period.

(4)(a)  Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of September 30, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Claude C. Cody	$0.00

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company. Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders. Not applicable.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CAPSTONE CHURCH CAPITAL FUND

By /s/ Edward L. Jaroski

   Edward L. Jaroski,

   President and Treasurer

Date December 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Edward L. Jaroski

   Edward L. Jaroski,

   President and Treasurer

Date December 10, 2015